UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2025

Terrestrial Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42252	98-1785406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2730 W. Tyvola Road, Suite 100

Charlotte, NC 28217

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 687-8212

HCM II Acquisition Corp.

100 First Stamford Place, Suite 330

Stamford, CT 06902

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IMSR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Common Stock at a price of $11.50 per share	IMSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 INTRODUCTORY NOTE

Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meanings given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” and such definitions are incorporated by reference herein.

This Current Report incorporates by reference certain information from reports and other documents that were previously filed with the Securities and Exchange Commission (the “SEC”), including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Current Report and the information contained in such prior reports and documents incorporated by reference herein, the information in this Current Report controls.

Overview of Domestication

As previously announced, Terrestrial Energy Inc. (“New Terrestrial Energy” or the “Registrant”) (formerly known as HCM II Acquisition Corp., or “HCM II”), a Delaware corporation (prior to the Domestication, a Cayman Islands exempted company), entered into that certain Business Combination Agreement, dated as of March 26, 2025 (as amended from time to time, the “Business Combination Agreement”), by and among HCM II, Terrestrial Energy Development Inc., a Delaware corporation (formerly known as Terrestrial Energy Inc., or “Legacy Terrestrial Energy”), and HCM II Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of HCM II (“Merger Sub”), pursuant to which: (1) at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) and following the Domestication (as defined below), Merger Sub merged with and into Legacy Terrestrial Energy (the “Merger”), with Legacy Terrestrial Energy surviving as a wholly owned subsidiary of New Terrestrial Energy, resulting in a combined company whereby New Terrestrial Energy became the sole stockholder of Legacy Terrestrial Energy, as more fully described in the definitive proxy statement and final prospectus of HCM II, dated September 26, 2025 (the “Proxy Statement/Prospectus”), which was filed with the SEC; (2) HCM II domesticated (the “Domestication”) as a Delaware corporation in accordance with the General Corporation Law of the State of Delaware, the Companies Act (As Revised) of the Cayman Islands and the amended and restated memorandum and articles of association of HCM II (as amended from time to time, the “Cayman Constitutional Documents”); and (3) the other transactions contemplated by the Business Combination Agreement and documents related thereto were consummated (such transactions, together with the Merger and the Domestication, the “Transactions”).

An extraordinary general meeting of HCM II shareholders was held on October 20, 2025 (the “Extraordinary General Meeting”), where the HCM II shareholders considered and approved, among other matters, a proposal to approve the Business Combination Agreement and the Transactions. In connection with the Extraordinary General Meeting, holders of 7,390 HCM II Class A Ordinary Share (as defined below) exercised their right to redeem their shares for cash at a redemption price of $10.54 per share, for an aggregate redemption amount of approximately $77,890.

On October 23, 2025, as contemplated by the Business Combination Agreement and described in the section titled “The Domestication Proposal” of the Proxy Statement/Prospectus, HCM II filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation (the “Certificate of Incorporation”) and a certificate of corporate domestication with the Secretary of State of the State of Delaware, pursuant to which HCM II was domesticated and continued as a Delaware corporation.

Immediately prior to the Domestication, pursuant to the Cayman Constitutional Documents and the Sponsor Support Agreement (as defined below), each of the then issued and outstanding Class B ordinary shares of HCM II, par value $0.0001 per share, converted automatically, on a one-for-one basis, into one (1) Class A ordinary share of HCM II, par value $0.0001 per share (each, a “HCM II Class A Ordinary Share”). As a result of and upon the effective time of the Domestication, among other things: (i) each then issued and outstanding HCM II Class A Ordinary Share (that was not redeemed pursuant to the Redemption) converted automatically, on a one-for-one basis, into one (1) share of common stock, par value $0.0001 per share, of the Registrant (each a “New Terrestrial Common Share”); (ii) each of the then issued and outstanding warrants representing the right to purchase one HCM II Class A Ordinary Share converted automatically into a warrant to acquire one (1) New Terrestrial Common Share (each a “New Terrestrial Warrant”); and (iii) each of the then issued and outstanding HCM II Units (as defined in the Proxy Statement/Prospectus) was cancelled and each holder thereof became entitled to one (1) New Terrestrial Common Share and one-half (1/2) of one New Terrestrial Warrant. No fractional warrants were issued upon such cancellation.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in the Introductory Note above is incorporated into this Item 3.03 by reference.

On October 23, 2025, in connection with the Domestication, HCM II filed the Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted its new bylaws (the “Bylaws”). The material terms of the Certificate of Incorporation and the Bylaws, the general effect upon the rights of holders of HCM II’s securities and the terms of the New Terrestrial Common Share and warrants are discussed in the Proxy Statement/Prospectus in the sections titled “The Domestication Proposal,” “The Organizational Documents Proposals” and “Description of New Terrestrial Energy’s Securities,” which are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in the Introductory Note and Item 3.03 of this Current Report is incorporated in this Item 5.03 by reference.

Copies of the Certificate of Incorporation and Bylaws are attached as Exhibits 3.2 and 3.3 to this Current Report, respectively, and are incorporated herein by reference.

Item 8.01. Other Events

The Merger was consummated on October 28, 2025. New Terrestrial Common Shares and New Terrestrial Warrants began trading on Nasdaq under the symbols “IMSR” and “IMSRW,” respectively, on October 29, 2025. In connection with the Domestication, the name of the Registrant was changed from “HCM II Acquisition Corp.” to “Terrestrial Energy Inc.”

The Registrant will file a Form 8-K with additional information regarding the Closing of the Merger within the period prescribed for such form.

Item 9.01 Financial Statements and Exhibits

Exhibit Number
2.1	Plan of Domestication.
3.1	Certificate of Corporate Domestication of the Registrant
3.2	Certificate of Incorporation of the Registrant
3.3	Bylaws of the Registrant
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2025
By:	/s/ Brian Thrasher
Name:	Brian Thrasher
Title:	Chief Financial Officer

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